SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): October 31, 1996



     EXTENDED FAMILY CARE CORPORATION

       (Formerly Cosmetic Sciences, Inc. )
_________________________________________________________
    (Exact name of Registrant as specified in its charter)

                          New York
_________________________________________________________
            (State or other jurisdiction of incorporation)

          0-9836                       22-2210547
_________________________   ________________________________
  (Commission File Number)  (IRS Employer Identification No.)


One Old Country Road, Suite 335, Carle Place, NY    11514
_____________________________________________________________
 (Address of principal executive offices)           (Zip Code)

175 Fulton Street, Hempstead, New York              11550
____________________________________________________________
(Former address of principal executive offices)    (Zip Code)

Registrant's telephone number, including area code (516) 248-2273
__________________________________________________________________

Item 1.   Changes in Control of Registrant.

     On October 31, 1996, Arbor Home Healthcare Holding, LLC
("Arbor") exercised the second half of its option to purchase up to 13,000,000 shares of common stock in Extended Family Care Corporation (formerly Cosmetic Sciences, Inc.) (the "Company").

     Arbor exercised its option to purchase 6,500,000 shares of the Company's common stock for an exercise price of $.10 per share by paying $650,000 to the Company.

                           SIGNATURES

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              EXTENDED FAMILY CARE CORPORATION

                              By:  /s/ Joseph Heller
                                 ______________________
                                  Joseph Heller,
                                  Vice President



Dated:  November 13, 1996